                                  MUTUAL FUNDS
                                 ING Russia Fund

                         Supplement Dated March 29, 2004
                    to the International Equity Funds and the
              Global Equity Funds Classes A, B, C and M Prospectus
                              Dated March 1, 2004

1. Effective March 1, 2004, the section entitled "Average Annual Total Returns" on page 17 of the Prospectus is replaced with the following:

                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance - the MSCI Emerging Markets Free Index (MSCI EMF Index), the Russian Trading System Index and the Moscow Times Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                       10 YEARS
                                                                     (OR LIFE OF
                                                  1 YEAR    5 YEARS   CLASS) (1)
                                                  ------    -------   ----------
Class A Return Before Taxes (2)                 %   65.77    51.39      10.84
Class A Return After Taxes on Distributions(2)  %   65.77    51.11       9.71
Class A Return After Taxes on Distributions     %   42.81    46.96       8.70
and Sale of Fund Shares (2)
MSCI EMF Index (reflects no deduction for       %   56.28    10.61       0.62 (5)
fees, expenses or taxes) (3)
Russian Trading System Index (reflects no       %   62.60    58.88      14.59 (5)
deduction for fees, expenses or taxes) (4)
Moscow Times Index (reflects no deduction for   %   60.76    66.90      18.65 (5)
fees, expenses or taxes) (6)




(1)   Class A commenced operations on July 3, 1996.

(2)   Reflects deduction of sales charge of 5.75%.

(3) The MSCI EMF Index is an unmanaged Index that measures the performance of securities listed on exchanges in developing nations throughout the world. This Index more closely tracks the types of securities in which the Fund invests than the Moscow Times Index.

(4) The Russian Trading System Index is a capitalization - weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(5)   Index return is for the period beginning July 1, 1996.

(6) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.



         This supplement supercedes the supplement filed on March 26, 2004. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE